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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       __________________________________




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-10421, No. 333-86437, No. 333-18137 and No.
333-28959) of Western Wireless Corporation of our report dated March 7, 2002 relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Seattle, Washington
March 25, 2002